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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): December 29, 1997

                               IMMECOR CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                   CALIFORNIA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          333-06966                              68-0324628
          ------------                  ----------------------------------
       Commission file number          (I.R.S. Employer Identification No.)

                        100-105 Professional Center Drive
                           Rohnert Park, CA 94928-2137
                    (Address of principal executive offices)
                                  (707)585-3036
              (Registrant's telephone number, including area code)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

               a. CHANGE OF INDEPENDENT ACCOUNTANT. On December 29, 1998, the
                  Registrant's Board of Directors, did not renew the contract of L. V. Dorn II, Certified Public Accountant ("Dorn II") as the Registrants principal independent accountant engaged to audit the Registrant's financial statements.

            The independent auditor's report of Dorn II on the consolidated financial statements of the Registrant for the years ended December 31, 1997 and 1996, included in the Form 10-KSB for December 31,1997, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principle.

               In connection with the Registrant's audit for the years ended December 31, 1997 and 1996, and in the subsequent interim period prior to DORN II' dismissal on December 29, 1998, (i) there were no disagreements with Dorn II on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Dorn II, would have caused Dorn II to make reference to the subject matter on the disagreement in connection with their report and
         (ii) the matters stated in item 304 (a) (iv) (B) of Regulation S-B where applicable.

               The Registrant has requested Dorn II to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by the Registrant above, and if not, to state the respects in which it does not agree. The Registrant shall provide Dorn II with a copy of this Form 8-K no later than three (3) days before this Form 8-K is filed with the Securities and Exchange Commission. The Registrant will request Dorn II to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC together with the filing of this Form 8-K, see Exhibit 1.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                                   Immecor Corporation


         Date:   March 15, 1999                  By:           s/s

                                                     Name: Heinot H. Hintereder
                                                     Title:  President


                                                 By:           s/s

                                                     Name: Nhon K. Tran
                                                     Title:  Acting Secretary



                                  L.V. DORN II
                           CERTIFIED PUBLIC ACCOUNTANT
                             330 N. HARRISON STREET
                              FORT BRAGG, CA 95437
                               OFFICE 707-964-0866
                                FAX 707-964-0866


March 15, 1999

United States
Securities and Exchange Commission
Washington, D.C. 20549

I have received a copy of Form 8-K filed by Immecor Corporation on March 15, 1999 relating to change in Registrant's
Certifying Accountant.

I agree with all statements in this Form 8-K.

By:       s/s
         Name: L. V. Dorn II
         Title: Certified Public Accountant